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                                                                  EXHIBIT 10.24



                                PLEDGE AGREEMENT


        In consideration of the loan which Discovery Partners International, Inc., a California corporation (the "Company") having its principal offices at 11149 North Torrey Pines Road, La Jolla, CA 92037, has on this day extended to the undersigned Riccardo Pigliucci and as security for the payment of that certain promissory note ("Note") in the principal sum of $68,000.00 payable to the Company or order which the undersigned has on this day executed to evidence such loan, the undersigned hereby grants the Company a security interest in, and pledges with the Company, the following securities and other property:

        (i) 170,000 shares of the Company's Common Stock represented by share certificate no. ____ (the "Shares");

        (ii) any and all new, additional or different securities subsequently distributed with respect to the shares identified in (i) above which are to be delivered to and deposited with the Company Secretary pursuant to the requirements of Section 3 of this Agreement:

        (iii) any and all other property and money which is delivered to or comes into possession of the Company pursuant to the terms and provisions of this Agreement; and

        (iv) the proceeds of any sale, exchange or disposition of the property and securities described in (i), (ii), or (iii) above.

        All securities, property and money so assigned, transferred to and pledged with the Company shall be herein referred to as the "Collateral". The Company shall hold the Collateral in accordance with the following terms and provisions:

        1. Warranties. The undersigned hereby warrants that the undersigned is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from liens, adverse claims and other security interests (other than the Company's repurchase rights against the Shares).

        2. Rights and Powers. The Company may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the collateral:

           a. accept in its discretion other property of the undersigned in exchange for all or part of the Collateral and release Collateral to the undersigned to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder;

           b. perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

           c. receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided


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and only if there exists at the time an outstanding event of default under
Section 8 of this Agreement.

        Expenses reasonably incurred in the exercise of such rights and powers shall be payable by the undersigned and form part of the indebtedness secured hereunder as provided in Section 10.

        So long as there exists no event of default under Section 8 of this Agreement, the undersigned may exercise all shareholder voting rights and be entitled to receive any cash distributions with respect to the Collateral. Accordingly, until such time as an event of default occurs under this Agreement, all shareholder meeting notices and other shareholder materials which the Company receives with respect to the Collateral shall be delivered to the undersigned at the address indicated below.

        3. Duty to Deliver. Any Shares and any new, additional or different securities which may now or hereafter become distributable with respect to the Collateral by reason of a stock dividend, stock split or reclassification of the capital stock of the Company or by reason of a merger, consolidation or other reorganization affecting the capital structure of the Company shall, upon receipt by the undersigned, be promptly delivered to and deposited with the Company Secretary as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly endorsed stock power assignments.

        4. Care of Collateral. The Company shall exercise reasonable care in the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to, or otherwise inform the undersigned of, any conversion, call, exchange right, preemption right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. The Company shall have no duty to preserve the rights of the undersigned against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the undersigned unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

           The Company may at any time deliver all or part of the Collateral to the undersigned, and the receipt thereof by the undersigned shall constitute a complete and full acquittance for the Collateral so delivered. The Company shall accordingly be discharged from any further liability or responsibility for the delivered Collateral.

        5. Payment of Taxes and Other Charges. The undersigned shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the undersigned's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity of legality thereof. The payments so made shall become part of the indebtedness secured hereunder and shall be payable immediately by the undersigned, without demand, and until paid shall bear interest at the same rate as provided for in the Note.



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        6. Transfer of Collateral. In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral.

        7. Release of Collateral. Provided all indebtedness secured hereunder shall at the time have been paid in full, any Shares and other Collateral shall be released from pledge and returned to the undersigned.

        8. Events of Default. The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

           a. failure of the undersigned to pay when due under the Note (either at scheduled maturity or upon acceleration) any principal or accrued interest;

           b. the occurrence of any event of default specified in the Note;

           c. the failure of the undersigned to perform any obligation imposed upon the undersigned by reason of this Agreement; or

           d. the breach of any warranty of the undersigned contained in this Agreement.

           Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder. Any proceeds realized from the disposition of the Collateral pursuant to the power of sale hereby granted to the Company shall first be applied to the payment of expenses incurred by the Company in connection with the disposition, and the balance shall be applied to the payment of the Note and any other indebtedness secured hereunder in such order of application as the Company shall deem appropriate. Any surplus proceeds shall be paid over to the undersigned. In the event such proceeds prove insufficient to satisfy all indebtedness secured hereunder, then the undersigned shall be personally liable for the deficiency.

        9. Other Remedies. The rights, powers and remedies granted to the Company pursuant to the provisions of this agreement shall be in addition to all rights, powers and remedies granted to the Company under any statute or rule of law. Any forbearance, failure or delay by the Company in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company under this Agreement shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument executed by the Company.



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        10. Costs and Expenses. All costs and expenses (including reasonable attorneys' fees) incurred by the Company in the exercise or enforcement of any right, power, or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall be payable immediately by the undersigned, without demand, and until paid shall bear interest at the maximum rate permitted by law.

        11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California and shall be binding upon the executors, administrators, heirs and assigns of the undersigned.

        12. Severability. If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

        13. Amendment. This Agreement may not be amended except in a writing signed by the undersigned and the Company.

        14. Entire Agreement. This Agreement constitutes the entire agreement of the undersigned and the Company with regard to the subject matter hereof, and supersedes all prior or contemporaneous discussions, negotiations, understandings and agreements, whether written or oral.

        IN WITNESS WHEREOF, this Pledge Agreement has been executed by the undersigned on this 31st day of January, 1999.



                                   /s/ Riccardo Pigliucci
                                   --------------------------------------------
                                   Riccardo Pigliucci
                                   Address: P.O. Box 853
                                   Santa Fe, CA 92067


Agreed to and Accepted by:

Discovery Partners International, Inc.


By: /s/ Jack Fitzpatrick
    --------------------------------------------
    Jack Fitzpatrick
    Chief Financial Officer



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